earnings presentation • Fourth Quarter 2023 Exhibit 99.2

forward looking statements disclosure 2 Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: • economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; • future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses; • the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iv) management’s ability to effectively execute its business plans; • mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; • the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period; • the effect of changes in accounting policies and practices; • changes in consumer spending, borrowing and saving and changes in unemployment; • changes in customers’ performance and creditworthiness; • the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; • current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth; • the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; • our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

forward looking statements disclosure 3 • financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; • the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale; • the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses; • a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks; • the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and • our ability to develop and execute effective business plans and strategies. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2022, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

4Q 2023 results 133rd Consecutive Quarter of Profitability 4 • EOP assets increased $478.0 million compared to the linked quarter to $17.5 billion • EOP loans increased $286.4 million compared to the linked quarter to $10.9 billion • Average deposits increased $415.7 million compared to the linked quarter to $13.2 billion • EOP investment securities decreased $27.9 million compared to the linked quarter Balance Sheet Profitability Asset Quality Income Statement Capital • Noninterest income – $47.0 million; $47.6 million as adjusted1 • Noninterest expense – $119.1 million; $116.8 million as adjusted1 • Efficiency ratio – 59.3%. Adjusted1 efficiency ratio – 58.0% • Effective tax rate of 20.5%. Adjusted1 effective tax rate of 20.7% • Net interest income – $153.8 million • Net interest margin of 4.21% on a GAAP basis; 4.26% on a fully tax equivalent basis1 • Net income – $56.7 million or $0.60 per diluted share. Adjusted1 net income – $59.0 million or $0.62 per diluted share • Return on average assets – 1.31%. Adjusted 1 return on average assets – 1.37% • Return on average shareholders’ equity – 10.50%. Adjusted1 return on average shareholders’ equity – 10.91% • Return on average tangible common equity – 21.36%1. Adjusted1 return on average tangible common equity – 22.21% • Provision expense - $10.2 million • Net charge-offs – $12.6 million. NCOs / Avg. Loans – 0.46% annualized • Classified Assets / Total Assets - 0.80% • NPA / Total Assets – 0.38% • ACL / Total Loans – 1.29% • Total capital ratio – 13.75% • Tier 1 common equity ratio – 11.85% • Tangible common equity ratio – 7.17%. Adjusted1 Tangible common equity ratio – 9.05% • Tangible book value per share – $12.38 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation.

4Q 2023 highlights • Quarterly earnings driven by strong net interest margin • Adjusted1 earnings per share – $0.62 • Adjusted1 return on assets – 1.37% • Adjusted1 pre-tax, pre-provision return on assets – 1.96% • Adjusted1 return on average tangible common equity – 22.21% • Loan growth accelerated during the period, exceeding expectations • EOP loan balances increased $286.4 million compared to the linked quarter; 10.7% on an annualized basis • Growth included a $70.1 million increase in ICRE, $68.0 million increase in specialty finance, a $53.2 million increase in mortgage loans, and a $109.8 million increase in finance leases • Total average deposit balances increased $415.7 million, or 12.9% annualized • Growth in money market accounts, interest bearing checking accounts, retail CDs and brokered CD's offsetting declines in noninterest bearing checking and savings accounts • $284.4 million increase in money market accounts; $34.6 million increase in interest bearing checking; $89.1 million increase in retail CDs • Decline of $116.2 million in noninterest bearing deposit balances from linked quarter • Average noninterest bearing deposits were 25.5% of average total deposits at December 31, 2023 • Net interest margin (FTE) decreased 7 bps to 4.26%, exceeding expectations • Lower margin from third quarter driven by increased funding costs • 14 bp increase in earning asset yields partially offset 21 bp increase in cost of funds • Adjusted1 noninterest income of $47.6 million • Wealth management fees of $6.1 million • Foreign exchange income of $8.7 million; decline from linked quarter driven by $4.6 million loss on a trade • Leasing business revenue of $12.9 million, a decrease of $1.7 million, or 11.6%, compared to linked quarter • Adjusted1 $0.6 million for losses on investment securities and other items not expected to recur 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 5

4Q 2023 highlights • Adjusted1 noninterest expense of $116.8 million, a 3.9% decrease from third quarter • Adjustments1 include $0.9 million FDIC special assessment and other costs not expected to recur such as acquisition, severance and branch consolidation costs • Decrease driven by lower employee costs and marketing expenses • Efficiency ratio of 59.3%; 58.0% as adjusted1 • Allowance for credit loss (ACL) and provision expense increased compared to linked quarter • Total ACL of $159.9 million; provision expense of $10.2 million o Loans and leases - ACL of $141.4 million; 1.29% of total loans o Unfunded Commitments - ACL of $18.4 million • Stable provision expense driven by net charge-offs and loan growth • NPA to total assets of 0.38%; 6 bp, or 12% decline from linked quarter • $12.6 million in net charge-offs for the quarter; 46 bps as a percentage of loans on an annualized basis o $9.2 million charge-off resulting from a single fraudulent relationship that was previously reserved for • Classified assets remained stable at 0.80% of assets • Nonaccrual loans of $65.8 million; $9.2 million, or 12.3% decrease from the linked quarter primarily driven by previously mentioned charge-off • Capital ratios in excess of targets • Total capital ratio of 13.75% • Tier 1 common equity of 11.85%; 25 basis point increase from linked quarter • Tangible book value increased by $1.47, or 13.5%, to $12.38 due to increase in AOCI • Tangible common equity increased 67 bps to 7.17%; 9.05%1 excluding ($309.8) million of AOCI • No shares repurchased in fourth quarter 6 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. .

adjusted net income1 7 The table below lists certain adjustments that the Company believes are significant to understanding its quarterly performance. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. All dollars shown in thousands, except per share amounts As Reported Adjusted 1 As Reported Adjusted 1 Net interest income 153,765$ 153,765$ 155,455$ 155,455$ Provision for credit losses-loans and leases 8,804$ 8,804$ 12,907$ 12,907$ Provision for credit losses-unfunded commitments 1,426$ 1,426$ (1,234)$ (1,234)$ Noninterest income 46,993$ 46,993$ 56,628$ 56,628$ less: gains (losses) on security transactions - (649) A - (58) A less: other - - A - (94) A Total noninterest income 46,993$ 47,642$ 56,628$ 56,780$ Noninterest expense 119,137$ 119,137$ 122,044$ 122,044$ less: FDIC special assessment - 925 A - - A less: online banking conversion costs - - A - 787 A less: other - 1,363 A - (291) A Total noninterest expense 119,137$ 116,849$ 122,044$ 121,548$ Income before income taxes 71,391$ 74,328$ 78,366$ 79,014$ Income tax expense 14,659$ 14,659$ 15,305$ 15,305$ plus: after-tax impact of tax credit investment @ 21% - 276 - 82 plus: tax effect of adjustments (A) @ 21% statutory rate - 423 - 136 Total income tax expense 14,659$ 15,358$ 15,305$ 15,523$ Net income 56,732$ 58,970$ 63,061$ 63,491$ Net earnings per share - diluted 0.60$ 0.62$ 0.66$ 0.67$ Pre-tax, pre-provision return on average assets 1.89% 1.96% 2.11% 2.12% 4Q 2023 3Q 2023 profitability 8 Return on Average Assets Return on Avg Tangible Common Equity Diluted EPS 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Efficiency Ratio $0.60$0.66$0.69$0.74$0.73 $0.62 $0.67 $0.72 $0.76 $0.73 4Q233Q232Q231Q234Q22 Diluted EPS Adjusted EPS 1 1.31%1.48%1.55%1.69%1.63% 1.37%1.49%1.62% 1.72%1.63% 4Q233Q232Q231Q234Q22 ROA Adjusted ROA 1 21.36%23.60%25.27% 29.02%29.93% 22.21%23.76% 26.46% 29.64%29.86% 4Q233Q232Q231Q234Q22 ROATCE Adjusted ROATCE 1 58.2% 54.3% 56.8% 57.5% 59.3% 55.1% 53.3% 54.9% 57.3% 58.0% 4Q22 1Q23 2Q23 3Q23 4Q23 Efficiency Ratio Adjusted Efficiency Ratio 1

net interest income & margin 9 Net Interest Margin (FTE) 4Q23 NIM (FTE) Progression Net Interest Income All dollars shown in millions $147.7$150.9$154.2$155.0$152.9 $5.2 $4.5 $5.0$4.3$5.0 $153.8 $155.5 $159.2$159.3$157.9 4Q233Q232Q231Q234Q22 Basic NII Loan Fees 4.12%4.21%4.34%4.43%4.32% 0.14% 0.12% 0.14% 0.12% 0.15% 4.26% 4.33% 4.48% 4.55% 4.47% 4Q233Q232Q231Q234Q22 Basic Margin (FTE) Loan Fees 3Q23 4.33% Asset yields/mix 0.14% Deposit & funding costs/mix -0.21% Other 0.00% 4Q23 4.26%

average balance sheet 10 Average Loans Average Securities Average Deposits All dollars shown in millions 1 Includes loans fees and loan accretion $10,751$10,624$10,514$10,373$10,059 7.29%7.18%7.03% 6.63%6.01% 4Q233Q232Q231Q234Q22 Loans Loan Yield 1 $13,203$12,787$12,714$12,812$12,632 2.08% 1.77% 1.40% 1.00% 0.51% 4Q233Q232Q231Q234Q22 Deposits Cost of Deposits $3,184$3,394$3,560$3,635$3,705 4.20% 4.07% 4.01% 3.94% 3.68% 4Q233Q232Q231Q234Q22 Investment Securities Investment Securities Yield

liquidity and beta profile 11 1Historical data adjusted for the merger with MainSource Financial Group, Inc. using the sum of the individual components. Historical Deposit and Loan Betas1 Total Deposit Beta Loan Beta Liquidity Trends 72% 77% 79% 81% 82% 82% 82% 82% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 Loans / Deposits Ratio 29% 28% 26% 25% 24% 24% 23% 24% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 Cash + Securities / Assets 24% 33% 38% 3Q15-2Q19 Fed Cycle (+225bps) 3Q19-4Q21 Fed Cycle (-225bps) 1Q22-4Q23 Fed Cycle (+525bps) 53% 77% 67% 3Q15-2Q19 Fed Cycle (+225bps) 3Q19-4Q21 Fed Cycle (-225bps) 1Q22-4Q23 Fed Cycle (+525bps)

12 Borrowing Capacity • Interest-bearing deposits with other banks of $793 million • Investment securities portfolio: • 97.4% of investment portfolio classified as available-for-sale • $622.9 million of expected cash flow from securities portfolio in next 12 months • $533.3 million of floating rate securities with minimal losses • Portfolio duration of 4.6 years at December 31, 2023 borrowing capacity & cash/investment liquidity Cash/Investment Liquidity (dollars shown in thousands) FHLB borrowing availability 611,277$ Fed Discount Window availability 786,025 Brokered CDs/Deposit placement services 2,122,260 Fed funds 1,518,000 Total as of December 31, 2023 5,037,561$

loan portfolio 13 Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) All dollars shown in millions Total growth/(decline): $286.4 million $70.1 -$28.2 $56.7 $11.3 $109.8 $13.6 $53.2 -$0.1 ICRE Commercial & Small Business Banking Oak Street Franchise Summit Consumer Mortgage Other ICRE $3,589 33% Commercial & Small Business Banking $3,287 30% Oak Street $738 7% Franchise $252 2% Summit $653 6% Consumer $954 9% Mortgage $1,459 13% Other $1 0% Total $10.9 Billion

loan concentrations 14 C&I and Owner Occupied CRE Loans by Sector1 Investor CRE Loans by Property Type All dollars shown in millions 1 Excludes Summit Funding Group NAICS Sector 12/31/23 % of Total Loans Finance and Insurance $834.6 7.6% Real Estate and Rental and Leasing 763.5 7.0% Manufacturing 557.2 5.1% Accommodation and Food Services 308.2 2.8% Health Care and Social Assistance 251.7 2.3% Professional, Scientific, and Technical Services 221.9 2.0% Construction 218.1 2.0% Other Services (except Public Administration) 167.1 1.5% Agriculture, Forestry, Fishing and Hunting 157.3 1.4% Retail Trade 157.1 1.4% Wholesale Trade 141.0 1.3% Transportation and Warehousing 121.6 1.1% Administrative and Support and Waste Manageme 96.9 0.9% Arts, Entertainment, and Recreation 83.4 0.8% Public Administration 57.6 0.5% Other 122.1 1.1% Grand Total $4,259.2 39.0% Property Type 12/31/23 % of Total Loans Residential Multi Family 5+ $1,114.9 10.2% Retail Property 764.4 7.0% Office 462.4 4.2% Industrial 393.5 3.6% Hospital/Nursing Home 323.1 3.0% Hotel 204.1 1.9% Land 100.1 0.9% Residential 1-4 Family 95.1 0.9% Industrial 57.8 0.5% Other 74.0 0.7% Grand Total $3,589.4 32.8%

area of focus - office portfolio (non-owner occupied) 15 Office Property Type All dollars shown in millions Office Property Market Office Risk Classification • $462 million balance represents 4.2% of total loan portfolio • 68% of portfolio is suburban • Average LTV of 61% • Majority of exposure is in our metro markets and secured by suburban Class A & Class B assets with recourse to the sponsor • No exposure to gateway cities • $23 million on nonaccrual status; 2 relationships • $19 million rated special mention; 3 relationships $375 81% $51 11% $28 6% $8 2% General Office Medical Mixed Use Other $378 82% $43 9% $22 5% $19 4% Pass Watch Special Mention SS/Nonaccrual $314 68% $137 30% $11 2% Suburban Urban Non-metro deposits 16 Deposit Product Mix (Avg) 4Q23 Average Deposit Progression All dollars shown in millions Total growth/(decline): $415.7 million Noninterest- bearing $3,260 25% Interest-bearing demand $1,635 12% Savings $1,103 8% Money Markets $2,668 20% Retail CDs $1,253 10% Brokered Deposits $1,356 10% Public Funds $1,928 15% Total $13.2 billion -$116.2 $34.6 -$67.8 $284.4 $89.1 $68.5 $123.1 Noninterest-bearing Interest-bearing demand Savings Money Markets Retail CDs Brokered Deposits Public Funds

average deposit trends 17 All dollars shown in millions Business Public Funds Personal Uninsured Deposits $5,921$5,824$5,821$5,903$5,910$6,095 4Q233Q232Q231Q234Q223Q22 $3,913$3,789$3,664$3,881$4,133$4,052 4Q233Q232Q231Q234Q223Q22 $1,928$1,805$1,823$1,842$2,026$2,005 4Q233Q232Q231Q234Q223Q22 Uninsured deposits (per call report instructions) 5,628$ Less: Public funds 1,749 Less: Intercompany deposits 696 Adjusted uninsured deposits 3,183 Borrowing capacity 5,038 Borrowing capacity in excess of adjusted uninsured deposits $ 1,855 Borrowing capacity as a % of adjusted uninsured deposits 158.3% Adjusted uninsured deposits to total deposits 23.8%

noninterest income 18 Noninterest Income 4Q23 Highlights All dollars shown in thousands • Total fee income 23.4% of net revenue • Foreign exchange income of $8.7 million; decreased $4.7 million, or 34.8%, from the linked quarter due to $4.6 million loss on a trade • Leasing business income of $12.9 million; decreased $1.7 million, or 11.6%, from the linked quarter • Trust and wealth management fees of $6.1 million decreased $0.9 million, or 12.3%, from the linked quarter • Deposit service charge income of $6.8 million decreased $0.1 or 1.6% from the linked quarter • Mortgage banking income of $3.0 million; decreased $1.1 million, or 27.6%, from the linked quarter • Client derivative income of $0.7 million; decreased $0.9 million, or 55.9%, from the linked quarter Service Charges $6,846 15% Wealth Mgmt $6,091 13% Bankcard income $3,349 7% Client derivative fees $711 1% Foreign exchange income $8,730 19% Leasing business income $12,856 27% Mortgage banking income $2,957 6% Other $5,453 12% Total $47.0 million noninterest expense 19 Noninterest Expense 4Q23 Highlights All dollars shown in thousands • Core expenses decreased $4.7 million, or 3.9%, primarily due to lower employee costs and marketing expenses • $2.3 million of adjustments include: • $0.9 million FDIC special assessment • Other costs not expected to recur such as acquisition, severance and branch consolidation costs Salaries and benefits $70,637 59% Occupancy and equipment $9,413 8% Data processing $8,488 7% Professional services $3,148 3% Intangible amortization $2,601 2% Leasing business expense $8,955 8% Other $15,895 13% Total $119.1 million allowance for credit losses 20 ACL / Total Loans 4Q23 Highlights All dollars shown in millions • $159.9 million combined ACL; $10.2 million combined provision expense • $141.4 million ACL – loans and leases; increase driven by net charge-offs; 1.29% of loan balances • Utilized Moody’s December baseline forecast in quantitative model • $18.4 million ACL – unfunded commitments $133.0 $141.6 $148.6 $145.2 $141.4 $18.4 $20.2 $18.2 $17.0 $18.4 $151.4 $161.8 $166.9 $162.2 $159.9 1.29% 1.36% 1.41% 1.36% 1.29% 4Q22 1Q23 2Q23 3Q23 4Q23 ACL-loans and leases ACL-unfunded commitments ACL / Total Loans asset quality 21 Nonperforming Assets / Total AssetsClassified Assets / Total Assets Net Charge Offs & Provision Expense1 . 1 Provision includes both loans & leases and unfunded commitments All dollars shown in millions $141.0$140.6$138.9 $159.0 $128.1 0.80%0.82%0.81% 0.94% 0.75% 4Q233Q232Q231Q234Q22 Classified Assets Classified Assets / Total Assets $65.9 $75.1 $54.0 $34.8 $39.8 0.38% 0.44% 0.32% 0.21%0.23% 4Q233Q232Q231Q234Q22 NPAs NPAs / Total Assets $(0.2) $0.0 $5.7 $16.4 $12.6 $10.0 $10.5 $10.7 $11.7 $10.2 0.46% 0.61% 0.22% 0.00%-0.01% 4Q22 1Q23 2Q23 3Q23 4Q23 NCOs Provision Expense NCOs / Average Loans

capital 22 Tier 1 Common Equity Ratio Total Capital Ratio Tangible Common Equity Ratio 12/31 Risk Weighted Assets = $13,236,221 All capital numbers are considered preliminary. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Adjusted TCE excludes impact from AOCI Tier 1 Capital Ratio 11.85%11.60%11.34%11.00%10.83% 7.00% 4Q233Q232Q231Q234Q22 Tier 1 Common Equity Ratio Basel III minimum 12.19%11.94%11.68%11.34%11.17% 8.50% 4Q233Q232Q231Q234Q22 Tier 1 Capital Ratio Basel III minimum 13.75%13.51%13.44%13.11%13.09% 10.50% 4Q233Q232Q231Q234Q22 Total Capital Ratio Basel III minimum 5.95% 6.47% 6.56% 6.50% 7.17% 8.20% 8.54% 8.76% 9.07% 9.05% 4Q22 1Q23 2Q23 3Q23 4Q23 TCE ratio Adjusted TCE ratio 1 capital ratios, reflecting all unrealized losses1 23 Tier 1 Common Equity Ratio Total Capital Ratio 12/31 Risk Weighted Assets = $13,236,221 All capital numbers are considered preliminary. 1 Assumes Company holds cash proceeds of securities sales Tier 1 Capital Ratio 10.47% 9.62%9.48%9.37%8.93% 7.00% 4Q233Q232Q231Q234Q22 Tier 1 Common Equity Ratio Basel III minimum 1 10.83% 9.99%9.85%9.74%9.30%8.50% 4Q233Q232Q231Q234Q22 Tier 1 Capital Ratio Basel III minimum1 12.51% 11.72%11.73%11.64% 11.36% 10.50% 4Q233Q232Q231Q234Q22 Total Capital Ratio Basel III minimum 1 capital strategy 24 Strategy & DeploymentTangible Book Value Per Share • 3.9% annualized dividend yield • 38.6% of 4Q23 earnings returned to shareholders through common dividend • Most recent internal stress testing indicates capital ratios above regulatory minimums in all modeled scenarios • Common dividend expected to remain unchanged in near-term • No shares repurchased in 4Q23; no plans to repurchase shares in near- term; re-authorized share repurchase plan that had expired • 13.5% Increase in TBV per share driven by earnings and improvement in AOCI $12.38 $10.91 $11.02 $10.76 $9.97 4Q233Q232Q231Q234Q22 Tangible Book Value per Share

outlook commentary1 • Loan balances expected to grow mid single digits in near-term • Average deposit balances expected to be stable to slightly down in near-term due to seasonality • Investment portfolio expected to decline as cash flows fund loan growth 25 • Total noninterest expense expected to be $120 - 122 million • Incentive expense will fluctuate with fee incomeNoninterest Expense Net Interest Margin Balance Sheet Credit • Credit costs expected to remain flat in 1Q24 • Stable to slightly increasing ACL coverage as a percentage of loans expected Noninterest Income • Total expected fee income of $53 - 55 million 1 See Forward Looking Statement Disclosure on page 2-3 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. • Expected to be 4.05% - 4.15%; assumes no Fed cuts in the first quarter Capital • Expect to maintain dividend at current levels

The Company’s Investor Presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation 26 appendix: non-GAAP measures appendix: non-GAAP to GAAP reconciliation 27 All dollars shown in thousands Net interest income and net interest margin - fully tax equivalent Dec. 31, Sep. 30, June 30, Mar. 31, Dec. 31, 2023 2023 2023 2023 2022 Net interest income 153,765$ 155,455$ 159,232$ 159,318$ 157,896$ Tax equivalent adjustment 1,672 1,659 1,601 1,424 1,553 Net interest income - tax equivalent 155,437$ 157,114$ 160,833$ 160,742$ 159,449$ Average earning assets 14,483,589$ 14,404,144$ 14,403,542$ 14,326,645$ 14,136,477$ Net interest margin1 4.21% 4.28% 4.43% 4.51% 4.43 % Net interest margin (fully tax equivalent)1 4.26% 4.33% 4.48% 4.55% 4.47 % Three months ended 1 Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

appendix: non-GAAP to GAAP reconciliation 28 All dollars shown in thousands Additional non-GAAP ratios Dec. 31, Sep. 30, June 30, Mar. 31, Dec. 31, (Dollars in thousands, except per share data) 2023 2023 2023 2023 2022 Net income (a) 56,732$ 63,061$ 65,667$ 70,403$ 69,086$ Average total shareholders' equity 2,144,482 2,153,601 2,137,765 2,082,210 2,009,564 Less: Goodwill (1,005,870) (1,005,844) (1,005,791) (1,005,713) (998,575) Other intangibles (85,101) (87,427) (89,878) (92,587) (95,256) Average tangible equity (b) 1,053,511 1,060,331 1,042,097 983,910 915,733 Total shareholders' equity 2,267,974 2,129,509 2,143,419 2,121,496 2,041,373 Less: Goodwill (1,005,868) (1,005,868) (1,005,828) (1,005,738) (1,001,507) Other intangibles (83,949) (86,378) (88,662) (91,169) (93,919) Ending tangible equity (c) 1,178,157 1,037,263 1,048,929 1,024,589 945,947 Less: AOCI (309,819) (410,005) (353,010) (328,059) (358,663) Ending tangible equity less AOCI (d) 1,487,976 1,447,268 1,401,939 1,352,648 1,304,610 Total assets 17,532,900 17,054,852 17,090,149 16,933,884 17,003,316 Less: Goodwill (1,005,868) (1,005,868) (1,005,828) (1,005,738) (1,001,507) Other intangibles (83,949) (86,378) (88,662) (91,169) (93,919) Ending tangible assets (e) 16,443,083 15,962,606 15,995,659 15,836,977 15,907,890 Risk-weighted assets (f) 13,236,221 13,170,574 13,118,477 13,025,552 12,923,233 Total average assets 17,124,955 16,951,389 16,968,055 16,942,999 16,767,598 Less: Goodwill (1,005,870) (1,005,844) (1,005,791) (1,005,713) (998,575) Other intangibles (85,101) (87,427) (89,878) (92,587) (95,256) Average tangible assets (g) 16,033,984$ 15,858,119$ 15,872,386$ 15,844,699$ 15,673,767$ Ending shares outstanding (h) 95,141,244 95,117,180 95,185,483 95,190,406 94,891,099 Ratios Return on average tangible shareholders' equity (a)/(b) 21.36% 23.60% 25.27% 29.02% 29.93% Ending tangible equity as a percent of: Ending tangible assets (c)/(e) 7.17% 6.50% 6.56% 6.47% 5.95% Risk-weighted assets (c)/(f) 8.90% 7.88% 8.00% 7.87% 7.32% Ending tangible equity excluding AOCI as a percent of: Ending tangible assets (d)/(e) 9.05% 9.07% 8.76% 8.54% 8.20% Average tangible equity as a percent of average tangible assets (b)/(g) 6.57% 6.69% 6.57% 6.21% 5.84% Tangible book value per share (c)/(h) 12.38$ 10.91$ 11.02$ 10.76$ 9.97$ Three months ended, appendix: non-GAAP to GAAP reconciliation 29 All dollars shown in thousands Additional non-GAAP measures 2Q23 1Q23 As Reported Adjusted As Reported Adjusted As Reported Adjusted As Reported Adjusted Net interest income (f) 153,765$ 153,765$ 155,455$ 155,455$ 159,232$ 159,232$ 159,318$ 159,318$ Provision for credit losses-loans and leases (j) 8,804 8,804 12,907 12,907 12,719 12,719 8,644 8,644 Provision for credit losses-unfunded commitments (j) 1,426 1,426 (1,234) (1,234) (1,994) (1,994) 1,835 1,835 Noninterest income 46,993 46,993 56,628 56,628 53,258 53,258 55,543 55,543 less: gains (losses) on security transactions (649) (58) (466) 121 less: other - (94) 227 - Total noninterest income (g) 46,993 47,642 56,628 56,780 53,258 53,497 55,543 55,422 Noninterest expense 119,137 119,137 122,044 122,044 120,615 120,615 116,693 116,693 less: tax credit investment writedown - 104 984 104 less: FDIC special assessment 925 - - - less: Summit acquisition costs - 787 1,717 31 less: Other 1,363 (395) 1,044 2,000 Total noninterest expense (e) 119,137 116,849 122,044 121,548 120,615 116,870 116,693 114,558 Income before income taxes (i) 71,391 74,328 78,366 79,014 81,150 85,134 87,689 89,703 Income tax expense 14,659 14,659 15,305 15,305 15,483 15,483 17,286 17,286 plus: tax effect of adjustments 276 82 81 82 plus: after-tax impact of tax credit investments @ 21% 423 136 837 423 Total income tax expense (h) 14,659 15,358 15,305 15,523 15,483 16,401 17,286 17,791 Net income (a) 56,732$ 58,970$ 63,061$ 63,491$ 65,667$ 68,733$ 70,403$ 71,912$ Average diluted shares (b) 95,141 95,141 95,117 95,117 95,185 95,185 95,190 95,190 Average assets (c) 17,124,955 17,124,955 16,951,389 16,951,389 16,968,055 16,968,055 16,942,999 16,942,999 Average shareholders' equity 2,144,482 2,144,482 2,153,601 2,153,601 2,137,765 2,137,765 2,082,210 2,082,210 Less: Goodwill and other intangibles (1,090,971) (1,090,971) (1,093,271) (1,093,271) (1,095,669) (1,095,669) (1,098,300) (1,098,300) Average tangible equity (d) 1,053,511 1,053,511 1,060,331 1,060,331 1,042,097 1,042,097 983,910 983,910 Ratios Net earnings per share - diluted (a)/(b) 0.60$ 0.62$ 0.66$ 0.67$ 0.69$ 0.72$ 0.74$ 0.76$ Return on average assets - (a)/(c) 1.31% 1.37% 1.48% 1.49% 1.55% 1.62% 1.69% 1.72% Pre-tax, pre-provision return on average assets - ((a)+(j)+(h))/(c) 1.89% 1.96% 2.11% 2.12% 2.17% 2.27% 2.35% 2.40% Return on average tangible shareholders' equity - (a)/(d) 21.36% 22.21% 23.60% 23.76% 25.27% 26.46% 29.02% 29.64% Efficiency ratio - (e)/((f)+(g)) 59.3% 58.0% 57.5% 57.3% 56.8% 54.9% 54.3% 53.3% Effective tax rate - (h)/(i) 20.5% 20.7% 19.5% 19.6% 19.1% 19.3% 19.7% 19.8% (Dollars in thousands, except per share data) 4Q23 3Q23

30 First Financial Bancorp First Financial Center 255 East Fifth Street Cincinnati, OH 45202